UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under § 240.14a-12

BLACKLINE, INC.
(Name of Registrant as Specified In Its Charter)

ENGAGED CAPITAL FLAGSHIP MASTER FUND, LP ENGAGED CAPITAL, LLC ENGAGED CAPITAL HOLDINGS, LLC GLENN W. WELLING STORM DUNCAN CHRISTOPHER HALLENBECK CHRISTOPHER L. YOUNG
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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Engaged Capital, LLC (“Engaged Capital”), together with the other participants named herein, intends to file a preliminary proxy statement and accompanying BLUE universal proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly qualified director nominees at the 2026 annual meeting of stockholders (the “Annual Meeting”) of BlackLine, Inc., a Delaware corporation (the “Company”).

Item 1: On February 2, 2026, Engaged Capital issued the following press release:

Engaged Capital Formally Nominates Three Highly Qualified, Independent Director Candidates to the BlackLine Board

NEWPORT BEACH, Calif.--(BUSINESS WIRE)--Engaged Capital, LLC (“Engaged Capital”), an investment firm focused on enhancing the value of small- and mid-cap North American companies, today confirmed that it has formally submitted a nomination notice to BlackLine, Inc. (NASDAQ: BL) (“BlackLine” or the “Company”) in connection with the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”).

The nomination notice includes a slate of three highly qualified and independent director candidates with significant software industry, M&A and governance expertise: Storm Duncan, Christopher Hallenbeck and Christopher L. Young.

BlackLine has confirmed that only three seats will be up for election at the Annual Meeting, including one held by Founder Therese Tucker. Engaged Capital’s nomination is intended to provide stockholders with the opportunity to elect credible, experienced alternative directors focused on evaluating all strategic options in stockholders’ best interests.

Additional information on Engaged Capital’s campaign, including biographies for the nominees, is available at www.SaveBlackLine.com.

About Engaged Capital

Engaged Capital, LLC (“Engaged Capital”) is an investment advisor with a private equity-like investing style in the U.S. public equity markets. Engaged Capital seeks to help build sustainable businesses that create long-term stockholder value by engaging with and bringing an owner’s perspective to the managements and boards of undervalued public companies and working with them to unlock the embedded value within their businesses. Engaged Capital focuses on delivering superior, long-term, risk-adjusted returns for its limited partners. Engaged Capital was established in 2012 and is based in Newport Beach, California. Learn more at www.engagedcapital.com.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Engaged Capital, LLC (“Engaged Capital”), together with the other participants named herein, intends to file a preliminary proxy statement and accompanying BLUE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly qualified director nominees at the 2026 annual meeting of stockholders of BlackLine, Inc., a Delaware corporation (the “Company”).

ENGAGED CAPITAL STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING A PROXY CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the anticipated proxy solicitation are expected to be Engaged Capital Flagship Master Fund, LP (“Engaged Capital Flagship Master”), Engaged Capital, Engaged Capital Holdings, LLC (“Engaged Holdings”), Glenn W. Welling, Storm Duncan, Christopher Hallenbeck and Christopher L. Young.

As of the date hereof, Engaged Capital Flagship Master directly beneficially owns 1,015,619 shares of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company. Engaged Capital, as the general partner and investment adviser of Engaged Capital Flagship Master, may be deemed to beneficially own the 1,015,619 shares of Common Stock owned by Engaged Capital Flagship Master. Engaged Holdings, as the managing member of Engaged Capital, may be deemed to beneficially own the 1,015,619 shares of Common Stock owned by Engaged Capital Flagship Master. Mr. Welling, as the Founder and Chief Investment Officer of Engaged Capital and sole member of Engaged Holdings, may be deemed to beneficially own the 1,015,619 shares of Common Stock owned by Engaged Capital Flagship Master. As of the date hereof, Messrs. Duncan, Hallenbeck and Young do not beneficially own any shares of Common Stock.

Contacts

Longacre Square Partners LLC

Greg Marose / Ashley Areopagita, 646-386-0091

engagedcapital@longacresquare.com

Item 2: Also on February 2, 2026, Engaged Capital posted the following material to www.SaveBlackLine.com, including the press release set forth in Item 1:

Item 3: Also on February 2, 2026, Glenn W. Welling of Engaged Capital posted the following material to X (formerly known as Twitter):

Item 4: Also on February 2, 2026, Glenn W. Welling of Engaged Capital posted the following material to LinkedIn:

Item 5: Also on February 2, 2026, Engaged Capital sent the following email to subscribers of www.SaveBlackLine.com:

Item 6: Also on February 2, 2026, Christopher L. Young posted the following material to LinkedIn:

Christopher Young, JD, CFA • 1st
Investment Banker, Lawyer, Shareholder Advisory Expert and Founder of the I...
2h •

I'm honored to have been selected by Engaged Capital to be included in its slate of public company director nominees up for election at the 2026 annual meeting of shareholders of BlackLine, Inc. (Nasdaq: BL).

If elected or appointed to the BlackLine board of directors, I look forward to working constructively with the full board to maximize shareholder value, fully subject to and in accordance with the fiduciary duties owed by each and every director to the company's owners, its shareholders.

Glenn Welling • 1st
Founder, Principal and Chief Investment Officer at Engaged Capital
5h •

Today, Engaged Capital LLC formally nominated three highly qualified, independent director candidates to the BlackLine Board ahead of the 2026 Annual Meeting. With deep software, M&A and governance expertise, our nominees – Storm Duncan, Chris Hallenbeck and Christopher Young, JD, CFA – are committed to objectively evaluating all strategic options and working to restore and maximize value.

Learn more about our campaign and director nominees at SaveBlackLine.com.

Read our press release here: https://lnkd.in/gi8WJu7H

Disclaimer: https://lnkd.in/gpUQpNhM

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Engaged Capital, LLC (“Engaged Capital”), together with the other participants named herein, intends to file a preliminary proxy statement and accompanying BLUE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly qualified director nominees at the 2026 annual meeting of stockholders of BlackLine, Inc., a Delaware corporation (the “Company”).

ENGAGED CAPITAL STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS, INCLUDING A PROXY CARD, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the anticipated proxy solicitation are expected to be Engaged Capital Flagship Master Fund, LP (“Engaged Capital Flagship Master”), Engaged Capital, Engaged Capital Holdings, LLC (“Engaged Holdings”), Glenn W. Welling, Storm Duncan, Christopher Hallenbeck and Christopher L. Young.

As of the date hereof, Engaged Capital Flagship Master directly beneficially owns 1,015,619 shares of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company. Engaged Capital, as the general partner and investment adviser of Engaged Capital Flagship Master, may be deemed to beneficially own the 1,015,619 shares of Common Stock owned by Engaged Capital Flagship Master. Engaged Holdings, as the managing member of Engaged Capital, may be deemed to beneficially own the 1,015,619 shares of Common Stock owned by Engaged Capital Flagship Master. Mr. Welling, as the Founder and Chief Investment Officer of Engaged Capital and sole member of Engaged Holdings, may be deemed to beneficially own the 1,015,619 shares of Common Stock owned by Engaged Capital Flagship Master. As of the date hereof, Messrs. Duncan, Hallenbeck and Young do not beneficially own any shares of Common Stock.